UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006

China BAK Battery, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49712	86-0442833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, Peoples Republic of China	518119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (86-755) 8977-0093

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

               On May 11, 2006, China BAK Battery, Inc. (the “Company”) issued a press release regarding financial results for its second quarter of fiscal 2006, which ended March 31, 2006. The Company held a conference call and simultaneous web cast on May 11, 2006 regarding the Company’s financial results for the Company’s second quarter of fiscal 2006.  A copy of the transcript of the conference call and simultaneous web cast is attached hereto as Exhibit 99.1.

                The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

                (d)           Exhibits

                                The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

                                99.1         Transcript of conference call and simultaneous web cast held by China BAK Battery, Inc. on May 11, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: May 17, 2006	By:	/s/ Yongbin Han

Yongbin Han
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of conference call and simultaneous web cast held by China BAK Battery, Inc. on May 11, 2006.